Gregg J. Wagner
President and Chief Executive Officer
Harleysville National Corporation ● Harleysville, PA (Nasdaq:HNBC)
Emerald Asset Management, Inc.
Groundhog Day Investment Forum
Philadelphia, PA●February 2, 2006

Forward-Looking Information
During the course of this presentation, management may make
projections and forward-looking statements regarding events or the future financial performance of Harleysville National Corporation.  We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause
Harleysville National Corporation’s actual results to differ materially from the anticipated results expressed in these forward-looking statements.
Investors are cautioned not to place undue reliance on these forward-
looking statements and are advised to review the risk factors that may affect Harleysville National Corporation’s operating results in documents filed by Harleysville National Corporation with the Securities and
Exchange Commission, including the Quarterly Report on Form 10-Q, the
Annual report on form 10-K and other required filings.  Harleysville
National Corporation assumes no duty to update the forward-looking statements made in this presentation.

HNBC Management Team
➢
Michael B. High
Executive Vice President and Chief Operating Officer
➢
George S. Rapp
Senior Vice President and Chief Financial Officer
➢
Deb M. Takes
President and Chief Executive Officer, Harleysville
National Bank
➢
John W. Eisele
President, Millennium Wealth Management

Corporate Overview
➢
Founded 1909
➢
Second largest independent community bank
within our footprint
➢
45 branches throughout eastern Pennsylvania
➢
Total assets of $3.12 billion as of
December 31, 2005
➢
Millennium Wealth Management division has
$2.4 billion assets under management

Unique Strengths
➢
Seasoned “new” management team
➢
Customers recognize our culture is different
➢
Large, well developed wealth management
platform
➢
Efficiency ratio has historically been low
➢
Majority of branches located in high-growth
markets

Wayne
Monroe
Carbon
Northampton
Lehigh
Berks
Bucks
Montgomery
Chester

HNBC Headquarters

Future Growth Focus

Core/Target Growth Market: 1-3 Years

Harleysville National Corporation

Current Footprint

Total Deposits (HNBC)	$1,730,591
HNBC Branches	28
Market Rank (HNBC) – Montgomery	3
Market Rank (HNBC) – Bucks	14
Projected Population Growth (2005-2010)	3.37%
Average Income	$97,342
Projected Income Increase (2005-2010)	28.36%
Source: SNL Securities, data current as of 6/30/05

Core Market Demographics
Montgomery and Bucks Counties, PA

America’s Finest Companies
➢
History of Strong Performance, Steady Returns
➢
30 years of record earnings
➢
31 years of increased dividends
➢
Recognized in America’s Finest Companies
➢
Earnings All Star
➢
Dividend All Star
➢
“Super 50” Team

Ongoing Challenges
➢
Net Interest Margin
➢
Fee-based Income

1.14
1.2
1
0.83
0.8
%
0.6
0.4
0.2
0
Actual HNC 2005
Actual Peer 2005

Harleysville
NATIONAL CORPORATION

Noninterest Income to
Average Assets

New Strategic Initiatives
➢
Grow Commercial Banking
➢
Use Millennium Wealth
Management to Drive Other Income
➢
Execute Market Rationalization Plan

Grow Commercial Banking
➢
Leverage Market Capacity
➢
Focus on Real Estate Lending
➢
Enhance Product and Service
Offerings
➢
Grow Government Banking Division

➢
Make Millennium Wealth Management a
“core solution” for our retail and
commercial customers
➢
Develop our wealth management products
and services to position Millennium as
premier wealth management provider in
markets we serve

Use Millennium Wealth
Management to Drive Other Income

Millennium
WEALTH MANAGEMENT & PRIVATE BANKING
A Division of Harleysville National Bank

CORNER STONE

Harleysville NATIONAL CORPORATION

Use Millennium Wealth Management
to Drive Other Income

➢
Leading registered investment advisor for
high net worth, privately held business
owners, wealthy families and institutional clients
➢
Asset management, business succession and
estate planning services
➢
Combined assets under management for
Millennium and Cornerstone equal $2.4 billion

$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$ (Millions)
$6.60
$15.30
2005 Actual
2006 Projected

Harleysville
NATIONAL CORPORATION

Millennium Wealth
Management Revenue

Market Rationalization
➢
Optimize Footprint
➢
Build Infrastructure to Accommodate
Growth
➢
Open 10 Offices in Next 36-48
months

Wayne
Monroe
Carbon
Northampton
Lehigh
Berks
Bucks
Montgomery
Chester

Harleysville
NATIONAL CORPORATION

Future
HNBC
Location
HNBC Headquarters
Future Growth
Focus
Core/Target Growth
Market: 1-3 Years

Market Rationalization

Compelling Investment
Considerations
➢
Energized new management team
➢
Demonstrated track record of consistent
earnings
➢
Attractive market demographics
➢
Future expansion focused in high-growth
markets
➢
Average dividend yield of 3.51%

Harleysville
NATIONAL CORPORATION

Harleysville
NATIONAL CORPORATION